Exhibit 32.2




                      CERTIFICATION OF PERIODIC FINANCIAL REPORT
                PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Darren W. Karst, Chief Financial Officer of Roundy's, Inc. (the "Company"), certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      (1) The Annual Report on Form 10-K of the Company for the annual period ended January 1, 2005 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    Dated: March 25, 2005



                                              /s/DARREN W. KARST
                                              ___________________________
                                              Executive Vice President
                                              and Chief Financial Officer
                                              Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.